April 26, 2006

Supplement

SUPPLEMENT DATED APRIL 26, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY FUNDAMENTAL VALUE FUND
Dated January 27, 2006

The third paragraph in the section of the Fund’s Prospectus titled ‘‘Additional Investment Strategy Information’’ is hereby deleted and replaced with the following:

Options and Futures. The Fund may write (sell) listed and over-the-counter (‘‘OTC’’) covered call options on its portfolio securities, may purchase and sell stock index futures contracts and may purchase put options on stock indexes and stock index futures. The Fund may use options and futures to facilitate trading, to increase or decrease the Fund’s market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Fund’s securities or an increase in prices of securities that may be purchased.

The third paragraph in the section of the Fund’s Prospectus titled ‘‘Additional Risk Information’’ is hereby deleted and replaced with the following:

Options and Futures. If the Fund utilizes options and/or futures transactions (including investments in stock index futures, or options on stock indexes or stock index futures, or writing listed and OTC covered call options), its participation in these markets would subject the Fund’s portfolio to certain risks. If the Investment Adviser’s predictions of movements in the direction of the stock markets are inaccurate, the adverse consequences to the Fund (e.g., a potential reduction in the Fund’s net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures generally include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument. OTC covered call options are negotiated with dealers and there is no secondary market for these investments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

39938SPT-01